                                                                    EXHIBIT 10.5
                              EXTENSION AGREEMENT
                              -------------------

WHEREAS FRICO and Eldorado Springs Artesian Water Company (the "Parties") have previously entered into an agreement with respect to, inter alia, the acquisition and use of one unit of the Windy Gap Project water from the Northern Colorado Water Conservancy District now owned by the Superior Metropolitan District; and

WHEREAS paragraph 2 of said agreement provides as follows:

     This agreement is contingent upon FRICO being able to conclude its negotiations with the Superior District, as provided in paragraph 1, above, within ninety days from the date of this agreement unless the parties to this agreement shall mutually agree otherwise. To the extent that any term or condition of the FRICO/Superior Agreement affects the interests of Eldorado under this agreement, this agreement is conditional upon Eldorado's discretionary approval of the FRICO/Superior agreement.

WHEREAS the parties as of this date are awaiting confirmation of the transfer of one unit of Windy Gap Project water from the Superior District; and

WHEREAS the parties desire to confirm that the aforementioned Agreement remains in full force and effect; and

WHEREAS, it is in the mutual interest of the Parties to extend the period of time in which the confirmation of the transfer of one unit of Windy Gap Project Water is to be afforded by Superior Metropolitan District.

NOW THEREFORE it is agreed as follows:

1.   Said agreement remains in full force and effect as of this date;

2. Paragraph 2 of the Agreement is extended for an additional ninety (90) days from the date of this Extension Agreement.

Dated this 19th day of May, 1999.

The Farmers Reservoir and Irrigation Company

By:  /s/ Pete Roskop
   -----------------------------------
     Its President

Attest:  /s/ Mary E. Hanssen
       -------------------------------
         Secretary

Eldorado Springs Artesian Water Co.

By:  /s/ Douglas A. Larson
   -----------------------------------
     Its President

Attest:  /s/ Kevin Sipple
       -------------------------------
         Secretary